SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2003


                                CorVu Corporation
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



                 0-29299                                    41-1457090
        (Commission File Number)                          (IRS Employer
                                                        Identification No.)


                              3400 West 66th Street
                             Edina, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 944-7777
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements and Exhibits.

         (a) Financial statements: None.

         (b) Pro forma financial information: None.

         (c) Exhibits:

             Exhibit 99 Press release dated November 14, 2003.

Item 12.   Disclosure of Results of Operations and Financial Condition.

         On November 14, 2003, CorVu Corporation issued a press release announcing its 2004 first quarter financial results. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

         The information in this Form 8-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORVU CORPORATION


                                        By  /s/ David C. Carlson
                                            ----------------------------------
Date:  November 20, 2003                    David C. Carlson
                                            Chief Financial Officer








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EXHIBIT INDEX

                                CorVu Corporation
                             Form 8-K Current Report


Exhibit
Number             Description
------             -----------

99                 Press release dated November 14, 2003